SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                             Northwest Bancorp, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                      0-23817                     23-2900888
-----------------------------     ------------------              ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


301 Second Avenue, Warren, Pennsylvania.                          16365
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (CFR 240.13e-4(c))



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Item 8.01         Other Events
                  ------------

         On June 1, 2005, Northwest Bancorp, Inc. (the "Registrant") issued a press release announcing the appointment of Regional Presidents by the Registrant's wholly-owned subsidiary, Northwest Savings Bank.

         The text of the press release is included as Exhibit 99 to this report.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         Exhibit 99        Press Release dated June 1, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  June 1, 2005                        By: /s/ William W. Harvey, Jr.
                                              ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                                 Chief Financial Officer